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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the use of our reports and to all references to our Firm included, or incorporated by reference, in this Registration Statement.

                                          ARTHUR ANDERSEN LLP

San Jose, California


November 15, 1996